Exhibit 10.11

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT

AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 13th day of July, 2006, by and among PNA Group, Inc., a Delaware corporation and successor by merger to Travel Merger Corporation (“PNA”), Smith Pipe & Steel Company, an Arizona corporation (“Smith”), Infra-Metals Co., a Georgia corporation (“Infra-Metals”), Feralloy Corporation, a Delaware corporation (“Feralloy”), Delta Steel L.P., a Texas limited partnership (“Delta Steel”), Delta GP, L.L.C., a Texas limited liability company (“Delta GP”), Delta LP, L.L.C., a Delaware limited liability company (“Delta LP”), Delnor Corporation, a Texas corporation (“Delnor”), and Travel Main Corporation, a Delaware corporation (“Travel Main”), Lockwood Acquisition, LLC, a Delaware limited liability company (“Lockwood Acquisition”), Clinton & Lockwood, Ltd., a Texas limited partnership (“C&L”), Metals Supply Company, Ltd., a Texas limited partnership (“Metals Supply”), and MSC Management, Inc., a Texas corporation (“MSC”; and PNA, Smith, Infra-Metals, Feralloy, Delta Steel, Delta GP, Delta LP, Delnor, Travel Main, Lockwood Acquisition, C&L, Metals Supply and MSC, the “Borrowers” and each individually a “Borrower”); the Lenders (as defined in the Credit Agreement (as defined below)) party hereto; Bank of America, N.A., a national banking association, as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”).

Recitals:

Administrative Agent, Lenders and Borrowers are parties to a certain Amended and Restated Credit and Security Agreement dated as of May 9, 2006, as amended by that certain First Consent and First Amendment to Amended and Restated Credit and Security Agreement dated as of May 31, 2006, as further amended and supplemented by that certain Joinder Agreement and Supplement to Amended and Restated Credit and Security Agreement dated as of May 31, 2006, as further amended by that certain Second Consent and Second Amendment to Amended and Restated Credit and Security Agreement dated as of June 23, 2006 (the “Credit Agreement”) pursuant to which Lenders have made certain loans and other financial accommodations to Borrowers.

Borrowers have requested certain amendments to the Credit Agreement and Lenders have agreed to such amendments upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement, Defined Terms, is hereby modified and amended to delete the definition of “Consolidated Adjusted Net Earnings” in its entirety and to substitute the following therefor:

““Consolidated Adjusted Net Earnings” - with respect to any fiscal period, means the net earnings (or loss) for such fiscal period of Borrowers and their Subsidiaries, all as reflected on the financial statement of Borrowers supplied to Administrative Agent pursuant to Section 10.1.3 hereof, but excluding: (i) any gain or loss arising from the sale of fixed assets; (ii) any gain arising from any write-up (or loss arising from any write-down) of fixed assets or general intangibles during such period; (iii) earnings of any Subsidiary accrued prior to the date it became a Subsidiary; (iv) earnings of any Person, substantially all the assets of which have been acquired in any manner by a Borrower or its Subsidiary, realized by such Person prior to the date of such acquisition; (v) net earnings of a Joint Venture or any other entity in which a Borrower or a Subsidiary has an ownership interest except to the extent actually distributed to Borrowers or their Subsidiaries; (vi) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of Distributions to a Borrower or its Subsidiary; (vii) the earnings of any Person to which any assets of a Borrower or its Subsidiary shall have been sold, transferred or disposed of, or into which a Borrower or its Subsidiary shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (viii) management fees paid or payable to Platinum or its Affiliates, not to exceed $5,000,000 in the aggregate per Fiscal Year; (ix) any gain arising from the acquisition of any Securities of a Borrower or its Subsidiary; (x) any non-cash gain or non-cash loss arising from extraordinary or non-recurring items net of any Taxes (without duplication); (xi) restructuring costs within twelve (12) months after the Closing Date, not to exceed $5,000,000 in the aggregate plus management bonuses paid on the Closing Date in the amount of $3,926,000 in the aggregate plus transaction costs incurred in connection with the Merger Agreement and this Agreement; and (xii) any non-cash items of income or expense resulting from the application of purchase price accounting by reason of the consummation of the Merger Agreement, including amortization of any such items over several periods, all as determined in accordance with GAAP.”

(b) Section 1.1 of the Credit Agreement, Defined Terms, is hereby modified and amended to delete the definition of “Consolidated Fixed Charge Coverage Ratio” in its entirety and to substitute the following therefor:

““Consolidated Fixed Charge Coverage Ratio” - for any period of Borrowers and their Subsidiaries, on a Consolidated basis, the ratio of (i) Consolidated EBITDA for such period minus Unfinanced Capital Expenditures for such period minus cash income taxes paid minus Distributions (other than (A) the return of capital contemplated by Section 2(d)(ii) of the Second Consent Letter, (B) the $2,500,000

Initial Management Fee paid on or about the Closing Date and (C) Distributions used to fund payments due to Seller in respect of tax liabilities of Borrowers for the period from December 1, 2005 through May 9, 2006) to (ii) (without duplication) Consolidated Fixed Charges for such period.”

(c) Section 1.1 of the Credit Agreement, Defined Terms, is hereby modified and amended to delete the reference to “$200,000,000” in the definition of “Maximum Inventory Loan Amount” and to substitute “$230,000,000” therefor.

(d) Section 1.1 of the Credit Agreement, Defined Terms, is hereby modified and amended to delete the definition of “Pro Rata” in its entirety and to substitute the following therefor:

“Pro Rata” means:

(a) with respect to a Lender’s obligation to make Revolver Loans and to receive payments of principal, interest, fees (including fees under Section 3.2.2), costs and expenses with respect thereto, to participate in Letters of Credit, to reimburse the Issuing Bank and to receive payments of fees with respect thereto (including fees under Section 3.2.3), (i) prior to the Revolver Commitment being terminated or reduced to zero, the percentage (expressed as a decimal rounded to the ninth decimal place) obtained by dividing such Lender’s Revolver Commitment by the aggregate Revolver Commitments of all Lenders, and (ii) from and after the date the Revolver Commitments have been terminated or reduced to zero, the percentage (expressed as a decimal rounded to the ninth decimal place) obtained by dividing the aggregate unpaid principal amount of such Lender’s Revolver Loans and participations in outstanding Letters of Credit by the aggregate unpaid principal amount of the Revolver Loans of all Lenders and the aggregate outstanding amount of all Letters of Credit,

(b) with respect to a Lender’s obligation to make Term Loans and receive payments of principal, interest, fees, costs and expenses with respect thereto, (i) prior to the Term Loan Commitments being terminated or reduced to zero, the percentage (expressed as a decimal rounded to the ninth decimal place) obtained by dividing such Lender’s Term Loan Commitments by the aggregate Term Loan Commitments of all Lenders, and (ii) from and after the date the Term Loan Commitments have been terminated or reduced to zero, the percentage (expressed as a decimal rounded to the ninth decimal place) obtained by dividing the aggregate unpaid principal amount of such Lender’s Term Loans by the aggregate unpaid principal amount of the Term Loans of all Lenders, and

(c) with respect to all other matters as to a particular Lender (including the indemnification obligations under Section 13.6), (i) prior to the Revolver Commitments being terminated or reduced to zero, the percentage (expressed as a decimal rounded to the ninth decimal place) obtained by dividing such Lender’s Revolver Commitment plus the principal amount such Lender’s Term Loans by the aggregate Revolver Commitments and the principal amount of the Term

Loans of all Lenders, and (ii) from and after the date the Revolver Commitments have been terminated or reduced to zero, the percentage (expressed as a decimal rounded to the ninth decimal place) obtained by dividing the aggregate unpaid principal amount of such Lender’s Revolver Loans and Term Loans and the aggregate amount of such Lender’s participations in outstanding Letters of Credit by the aggregate unpaid principal amount of the Revolver Loans and Term Loans of all Lenders plus the aggregate outstanding amount of all Letters of Credit.”

(e) Section 10.2.3 of the Credit Agreement, Permitted Debt, is hereby modified and amended by deleting the word “and” at the end of clause (vi) thereof and by adding the following text at the end of clause (vii) thereof immediately preceding the “.” therein:

“; and (viii) Subordinated Loans incurred pursuant to Section 10.3.1”

(f) Section 13.9.3 of the Credit Agreement is hereby modified and amended to add the word “Revolver” immediately prior to the reference to “Commitments” in line four of such Section.

(g) In connection with the $50,000,000 increase in the Revolver Commitments under Section 2.1.8 of the Credit Agreement, Schedule 1 of the Credit Agreement is hereby deleted and Schedule 1 attached to this Amendment is hereby substituted therefor.

3. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Credit Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Credit Documents.

4. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Credit Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by each Borrower in favor of Lender are duly perfected, first priority security interests and liens subject only to Permitted Liens; and the unpaid principal amount of the Loans and the issued and outstanding Letters of Credit on and as of the close of business on July 10, 2006, totaled $321,373,424.14.

5. Representations and Warranties. Each Borrower represents and warrants to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by each Borrower in the Credit Agreement are true and correct on and as of the date hereof.

6. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

7. Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:

(a) Administrative Agent’s receipt of one or more duly executed counterparts of this Agreement from Borrowers and Lenders;

(b) Administrative Agent’s receipt of a one or more duly executed counterparts of a joinder agreement from Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. (“Merrill Lynch”) and Borrowers;

(c) Administrative Agent’s receipt, for the benefit of each Lender increasing its Revolver Commitment or, in the case of Merrill Lynch, issuing its initial Revolver Commitment, a commitment fee in the amount of 0.15% of the amount of such increase in or, in the case of Merrill Lynch, initial Revolver Commitment;

(d) Administrative Agent’s receipt of a duly executed replacement Revolver Note or initial Revolver Note, as applicable, from Borrowers payable to each Lender increasing its Revolver Commitment or, in the case of Merrill Lynch, issuing its initial Revolver Commitment; and

(e) Administrative Agent’s receipt of such other documents, certificates, resolutions and reports as Administrative Agent may reasonably request.

9. Expenses of Lender. Each Borrower, jointly and severally, agrees to pay, on demand, all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Credit Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia.

11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12. No Novation, etc. . Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

13. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto.

14. Further Assurances. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

15. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

16. Release of Claims. To induce Administrative Agent and Lenders to enter into this Amendment, each Guarantor and each Borrower hereby releases, acquits and forever discharges Administrative Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Administrative Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Guarantor or such Borrower now has or ever had against Administrative Agent or any Lender arising under or in connection with any of the Credit Documents or otherwise. Each of Guarantor and each Borrower represents and warrants to Administrative Agent and Lenders that Guarantor or such Borrower, as applicable, has not transferred or assigned to any Person any claim that Guarantor or such Borrower, as applicable, ever had or claimed to have against Administrative Agent or any Lender.

17. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Signatures commence on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Dennis S. Losin
	Name:	Dennis S. Losin
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Dennis S. Losin
	Name:	Dennis S. Losin
	Title:	Senior Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Karen Hilaire
Name:	Karen Hilaire
Title:	Assistant Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Carl Giordano
Name:	Carl Giordano
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Oscar D. Johnson, Jr.
Name:	Oscar D. Johnson, Jr.
Title:	Senior Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/ Laura Wheeland
Name:	Laura Wheeland
Title:	Vice-President

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Susan K. Gadrix
Name:	Susan K. Gadrix
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Jason Hanes
Name:	Jason Hanes
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alex M. Council
Name:	Alex M. Council
Title:	Vice President

TEXTRON FINANCIAL CORPORATION

By:	/s/ Brian O’Fallon
Name:	Brian O’Fallon
Title:	Senior Account Executive

E*TRADE BANK

By:	/s/ Sam Crow
Name:	Sam Crow
Title:	Senior Manager

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

	By:	/s/ Richard Holston
	Name:	Richard Holston
	Title:	Vice President

BORROWERS:	SMITH PIPE & STEEL COMPANY

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

INFRA-METALS CO.

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

FERALLOY CORPORATION

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

DELTA STEEL L.P.

By:	Delta GP, L.L.C., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Delta LP, L.L.C., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

DELTA GP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA LP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PNA GROUP, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELNOR CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

TRAVEL MAIN CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

LOCKWOOD ACQUISITION, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

CLINTON & LOCKWOOD, LTD.

By:	PNA Group, Inc., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Lockwood Acquisition, LLC, its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

METALS SUPPLY COMPANY, LTD.

By:	MSC Management, Inc., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	PNA Group, Inc., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

MSC MANAGEMENT, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary